Leases - Schedule of Maturity of Operating Lease Liabilities (Details) $ in Thousands	Dec. 31, 2021 USD ($)
Future lease payments by year:
2022	$ 1,090
2023	961
2024	835
2025	530
2026	551
Thereafter	5,110
Total	9,077
Less: present value discount	(1,900)
Present value of lease liabilities	$ 7,177
Weighted-average remaining lease term (in years):
Operating leases	11 years 5 months 26 days
Weighted-average discount rate:
Operating leases	3.90%